GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
LETTER TO SHAREHOLDERS
Dear Shareholder:

     For its annual reporting period ended October 31, 1996, the General New York Municipal Bond Fund, Inc. produced a total return of 4.68% per share.* Tax-free income dividends exempt from Federal, New York State and New York City personal income taxes of approximately $1.01 per share were paid. ** This amounts to a tax-free annualized distribution rate per share of 5.07%.***

THE ECONOMY

     Recent fears of another round of monetary tightening by the Federal Reserve Board (the "Fed") to ward off a resurgence in inflation have so far proven to be unwarranted. Indeed, despite solid economic growth resulting in the creation of new jobs and an overall tightening in the labor market, inflation has remained subdued. Both the Consumer and Producer Price Indexes remained in the 3% range. This is the fifth consecutive year of inflation under 3%, the longest period since the 1960s. Despite the duration of the economic recovery, most economic reports underscore the tepid nature of the present inflationary environment.

     The increase in long-term interest rates early this year may have contributed to the recently reported slowdown in the rate of economic growth. During the third quarter, the growth rate of Gross Domestic Product cooled to 2.2%, less than half the second quarter's strong 4.7% pace. Consumers - the initiators of two thirds of all economic activity - remained cautious throughout the year. In the third quarter, the pace of consumer spending was at its slowest in five years. Consumer borrowing has also declined from levels of a year ago. Not surprisingly, retail sales growth has also been modest this year. Consumers may have been restrained by wages not rising as rapidly as had been previously suspected, given the strength in the labor market. The Employment Cost Index, considered to be an important gauge of wage inflation by Fed Chairman Alan Greenspan, rose just .6% in the third quarter, the lowest reading in over a year. This brought the growth in wages to 2.8% over the past 12 months, slightly less than the rate of inflation as measured by the Consumer Price Index.

     The booming housing market also seems to have cooled with both new housing starts and existing home sales slackening since midyear. Industrial production has slowed somewhat from its more rapid pace earlier in the year. Given the level of capacity utilization, there appears to be no sign of production bottlenecks that could push prices higher. Anecdotal evidence still supports the assertion that corporations are reluctant to raise prices. The report that the 1996 Federal budget deficit had shrunk to $107.3 billion - its lowest level in two decades - provided another favorable sign for inflation. The final reading of the 1996 deficit marks the fourth straight decline from fiscal 1992's record $290.4 billion.

     Despite the relatively benign current environment for inflation, we are alert for early signs of its potential resurgence. While wage increases so far have remained modest, workers should eventually expect compensation that at least matches their cost of living. Furthermore, we are mindful that price increases in food may not continue to be as restrained as they were over the past four years.

MARKET ENVIRONMENT

     The municipal bond market, like its taxable counterparts, has been buffeted by unprecedented price volatility during the past year. The market continues to focus on the periodic releases of key economic data, and this has resulted in large and dramatic swings in bond prices and yields. Currently, the fixed income markets have settled into a trading range with a bias towards lower rates and we anticipate that this environment will continue through the end of 1996. The decision of the Federal Reserve's Open Market Committee to maintain a hands-off policy toward interest rates enabled the fixed income markets to improve considerably over the past six months. However, there continues to be no clear consensus regarding the future direction of the economy, of its strength, or of inflation, as evidenced by a fairly equal division of opinion among leading economists. The prevailing uncertain state of affairs, which is reflected in the market's price volatility, has taken its toll on the psyche (not to mention the profits) of many market traders as sharp declines in prices one day are quickly followed by reversals in subsequent trading sessions.

    In view of the municipal bond market's price activity over the past year, we reiterate our stated opinion that investors maintain a long-term perspective and not be unduly influenced by short-term price swings. By late summer of 1996 the market sell-off seen in the spring and early summer had become a price rally.

THE PORTFOLIO

    We have decided to place more emphasis on producing current income in this Fund, so it will begin to be a bigger component of the Fund's total return going forward. This, of course, will unfold over time. The ongoing emphasis in the portfolio throughout the year has been on improving the call protection in the Fund by taking advantage of new issuance in New York to extend call dates and add better structure to the Fund. So that income is maintained, we have offset purchases of discount securities with purchases of housing bonds and New York City obligations, areas which have historically provided a higher yield.

    Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in The Dreyfus Corporation.
                                  Very truly yours,
                              [Richard J. Moynihan signature logo]
                                  Richard J. Moynihan
                                  Director, Municipal Portfolio Management
                                  The Dreyfus Corporation
November 15, 1996   New York, N.Y.

* Total return includes reinvestment of dividends and any capital gains paid.

** Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders. Capital gains, if any, are generally subject to Federal, state and local taxes.

*** Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the net asset value per share at the end of the period, adjusted for capital gain distributions.


GENERAL NEW YORK MUNICIPAL BOND FUND, INC.                 OCTOBER 31, 1996
COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GENERAL NEW YORK MUNICIPAL BOND FUND, INC. AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX [Exhibit A:

Dollars
$21,245
Lehman Brothers
Municipal Bond Index*
$19,511
General New York
Municipal Bond Fund
*Source: Lehman Brothers]
Average Annual Total Returns


                        One Year Ended               Five Years Ended              Ten Years Ended
                       October 31, 1996              October 31, 1996              October 31, 1996
                         -----------                   -----------                    ---------

                            4.68%                         7.14%                         6.91%

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in the General New York Municipal Bond Fund, Inc. on 10/31/86 to a $10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.
The Fund invests primarily in New York municipal securities and its performance shown in the line graph takes into account fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment-grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall. The Index does not take into account charges, fees and other expenses. Also, unlike the Fund which principally limits investments to New York municipal obligrations, the Index is not state specific. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.



GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS                                                                        OCTOBER 31, 1996

                                                                                                     Principal
Long-Term Municipal Investments-100.0%                                                                 Amount          Value

                                                                                                       -------         ------

New York-97.6%
Albany Industrial Development Agency:
    IDR (Hampton Plaza Project) 6.25%, 3/15/2018............................                    $    5,600,000  $   5,471,816
    LR:
      (New York State Assembly Building Project) 7.75%, 1/1/2010............                         3,615,000      3,972,126
      (New York State Department of Health Building Project) 7.25%, 10/1/2010                        1,755,000      1,872,058
Board of Cooperative Educational Services, COP (Greenport Vocational Facility
Project)
    7.875%, 10/1/2000.......................................................                         1,120,000      1,181,085
Buffalo and Erie Public Building Authority, Toll Bridge System Revenue
    5.75%, 1/1/2025 (Insured; MBIA).........................................                         4,200,000      4,201,218
Cohoes Industrial Development Agency, IDR (Norlite Corp. Project)
    6.75%, 5/1/2009 (LOC; Dresdner Bank) (Prerefunded 5/1/2002) (a,b).......                         2,400,000      2,687,496
Franklin County Solid Waste Management Authority, Solid Waste Systems Revenue
    6.125%, 6/1/2009........................................................                         1,350,000      1,340,226
Jefferson County Industrial Development Agency, SWDR (Champion International
Corp.)
    7.20%, 12/1/2020........................................................                         2,000,000      2,146,800
Metropolitan Transportation Authority:
    Service Contract Transport Facilities, Refunding:
      5.75%, 7/1/2015.......................................................                         5,000,000      4,819,550
      5.625%, 7/1/2016......................................................                         3,000,000      2,819,790
    Transport Facilities, Revenue 6%, 7/1/2016 (Insured; FSA)...............                         5,000,000      5,175,700
New York City:
    6.375%, 8/1/2004........................................................                         3,000,000      3,159,000
    7.65%, 2/1/2006.........................................................                         3,000,000      3,354,000
    7%, 10/1/2008...........................................................                         1,750,000      1,886,640
    6.375%, 8/15/2012.......................................................                         3,395,000      3,464,937
    5.875%, 8/15/2013.......................................................                         3,300,000      3,217,236
New York City Industrial Development Agency:
    Civic Facility Revenue (YMCA of Greater New York Project) 8%, 8/1/2016..                         3,300,000      3,545,619
    IDR 7.625%, 11/1/2009 (LOC; ABN Amro Bank) (a)..........................                         1,200,000      1,202,808
    Special Facility Revenue (Terminal One Group Association Project):
      6%, 1/1/2019..........................................................                         3,600,000      3,597,444
      6.125%, 1/1/2024......................................................                         3,965,000      3,989,424
New York City Municipal Water Finance Authority, Water and Sewer System
Revenue:
    5.50%, 6/15/2019........................................................                         8,790,000      8,422,051
    6%, 6/15/2025...........................................................                         9,750,000      9,844,477
    5.875%, 6/15/2026.......................................................                        19,365,000     19,355,317
New York State, Crossover, Refunding 6.125%, 11/15/2012.....................                         5,000,000      5,197,250
New York State, GO 5.70%, 3/15/2013.........................................                         2,000,000      2,018,400
New York State Dormitory Authority, Revenues:
    City University 6%, 7/1/2026............................................                         7,750,000      7,690,790
    Consolidated City University Systems:
      5.75%, 7/1/2013.......................................................                         20,005,000    19,939,584
      5.625%, 7/1/2016......................................................                         1,000,000        976,680
      5.75%, 7/1/2018.......................................................                         2,500,000      2,476,850

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                               OCTOBER 31, 1996
                                                                                                      Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------         ------
New York (continued)
New York State Dormitory Authority, Revenues (continued):
    Court Facilities Lease 5.50%, 5/15/2010.................................                    $    3,000,000  $   2,921,790
    Department of Health (Powell Park Cancer) 6.625%, 7/1/2024..............                         2,700,000      2,876,175
    Mount Sinai Medical School 5%, 7/1/2014 (Insured; MBIA).................                         3,985,000      3,742,035
    State University Educational Facilities 6%, 5/15/2025...................                         3,825,000      3,796,465
    WK Nursing Home Corp. 6.05%, 2/1/2026...................................                         5,000,000      5,089,950
New York State Energy, Research and Development Authority:
    Electric Facilities Revenue (Long Island Lighting) 7.15%, 9/1/2022......                         3,435,000      3,515,448
    Facilities Revenue (Consolidated Edison Co. of New York, Inc.) 7.125%, 12/1/2029                 2,000,000      2,250,160
    Gas Facilities Revenue (Brooklyn Union Gas Co. Project) 6.226%, 4/1/2020                         5,000,000      5,233,800
New York State Environmental Facilities Corp.:
    PCR:
      (State Water Revolving Fund) 7.25%, 6/15/2010.........................                         1,300,000      1,456,013
      (Pilgrim State Sewer Project) 6.30%, 3/15/2016........................                         5,200,000      5,599,724
    Special Obligation Revenue (Riverbank State Park) 7.25%, 4/1/2012.......                         2,500,000      2,698,725
    SWDR (Occidental Petroleum Corp.) 5.70%, 9/1/2028.......................                         1,400,000      1,286,292
    Water Facilities Revenue (New Rochelle Water Co. Project) 6.40%, 12/1/2024                       2,000,000      2,068,940
New York State Housing Finance Agency, Revenue:
    Health Facilities 6%, 11/1/2007.........................................                         6,000,000      6,096,600
    LooseStrife Fields Apartments and Fairway Manor 6.75%, 11/15/2036 (Insured; FHA)                 5,990,000      6,251,344
    Multi-Family Housing:
      7.75%, 11/1/2020 (Insured; AMBAC).....................................                         1,090,000      1,170,540
      Second Mortgage 6.625%, 8/15/2012.....................................                         2,500,000      2,618,850
      Refunding (Housing Mortgage Project) 6.10%, 11/1/2015 (Insured; FSA)..                         2,000,000      2,049,840
    Service Contract Obligation:
      6%, 9/15/2016.........................................................                         3,675,000      3,643,138
      6%, 3/15/2026.........................................................                         7,645,000      7,555,936
New York State Local Government Assistance Corp., Refunding 6%, 4/1/2024....                         7,000,000      7,088,830
New York State Medical Care Facilities Finance Agency, Revenue:
    Hospital & Nursing Home Insured Mortgage:
      6.85%, 2/15/2012 (Insured; FHA).......................................                         3,000,000      3,217,650
      6.20%, 8/15/2013 (Insured; FHA).......................................                         3,000,000      3,190,320
      6.125%, 2/15/2015 (Insured; FHA)......................................                         5,170,000      5,357,051
      7.45%, 8/15/2031 (Insured; FHA).......................................                         3,000,000      3,291,270
    Improvement (Mental Health Services Facilities) 6.50%, 2/15/2019........                         5,290,000      5,493,665
    Long Term Health Care (Insured Program) 6.45%, 11/1/2010 (Insured; CGIC)                         5,000,000      5,393,450
    (Montefiore Medical Center) 5.75%, 2/15/2015 (Insured; AMBAC)...........                         2,000,000      2,005,200
    Mortgage (St. Lukes Roosevelt) 5.60%, 8/15/2013.........................                         4,685,000      4,685,187
    Refunding 6.20%, 2/15/2023 (Insured; FHA)...............................                         1,700,000      1,746,886
New York State Mortgage Agency, Homeowner Revenue:
    6.60%, 10/1/2019........................................................                         3,500,000      3,685,500
    6.45%, 10/1/2020........................................................                         3,500,000      3,582,250
    6.40%, 4/1/2027.........................................................                         4,000,000      4,123,560
New York State Thruway Authority:
    Highway and Bridge Trust Fund 5.50%, 4/1/2015 (Insured; MBIA)...........                         3,250,000      3,218,312
    Service Contract Revenue (Local Highway and Bridge) 6.25%, 4/1/2014.....                         2,000,000      2,029,680

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF INVESTMENTS (CONTINUED)                                                                OCTOBER 31, 1996
                                                                                                     Principal
Long-Term Municipal Investments (continued)                                                            Amount          Value
                                                                                                       -------         ------
New York (continued)
New York State Urban Development Corp., Correctional Facilities Revenue, Refunding:
    5.50%, 1/1/2014.........................................................                    $    3,000,000  $   2,901,120
    5.50%, 1/1/2016.........................................................                         4,000,000      3,736,960
    5.50%, 1/1/2018.........................................................                         2,490,000      2,314,903
Niagara Frontier Transportation Authority, Airport Revenue
    (Greater Buffalo International Airport) 6.125%, 4/1/2014 (Insured; AMBAC)                        2,700,000      2,783,565
Onondaga County Industrial Development Agency, Sewer Facilities Revenue
    (Bristol Meyers Squibb Co. Project) 5.75%, 3/1/2024.....................                         4,000,000      4,092,720
Rensselaer County Industrial Development Agency, IDR (Albany International
Corp.)
    7.55%, 6/1/2007.........................................................                         4,000,000      4,590,360
Suffolk County Industrial Development Agency, Civic Facility Revenue
    (Long Island Association of Children) 7.35%, 8/1/2009 (LOC; Barclays Bank) (a)                   1,875,000      1,984,369
U.S. Related-2.4%
Commonwealth of Puerto Rico, Refunding 6%, 7/1/2014.........................                         5,000,000      5,062,250
Puerto Rico Electric Power Authority, Power Revenue 5.929%, 7/1/2023........                         2,000,000      2,024,500
                                                                                                                      -------
TOTAL INVESTMENTS
    (cost $287,881,054).....................................................                                     $298,547,695


                                                                                                                      =======



Summary of Abbreviations
AMBAC         American Municipal Bond Assurance Corporation      LOC     Letter of Credit
CGIC          Capital Guaranty Insurance Company                 LR      Lease Revenue
COP           Certificate of Participation                       MBIA    Municipal Bond Investors Assurance
FHA           Federal Housing Administration                                  Insurance Corporation
FSA           Financial Security Assurance                       PCR     Pollution Control Revenue
GO            General Obligation                                 SWDR    Solid Waste Disposal Revenue
IDR           Industrial Development Revenue



Summary of Combined Ratings (Unaudited)
Fitch (c)              or          Moody's             or         Standard & Poor's          Percentage of Value
----                              ----                            ---------                       ---------


AAA                                Aaa                            AAA                               22.5%
AA                                 Aa                             AA                                 9.5
A                                  A                              A                                 37.4
BBB                                Baa                            BBB                               24.0
BB                                 Ba                             BB                                 1.2
Not Rated (d)                      Not Rated (d)                  Not Rated (d)                      5.4
                                                                                                   ----
                                                                                                   100.0%
                                                                                                   ====
Notes to Statement of Investments:
    (a)  Secured by letters of credit.
    (b) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
    (c)  Fitch currently provides creditworthiness information for a limited number of investments.
    (d) Securities which, while not rated by Fitch, Moody's or Standard & Poor's have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.
SEE NOTES TO FINANCIAL STATEMENTS.



GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES                                                                    OCTOBER 31, 1996
                                                                                                         Cost           Value
                                                                                                        -------         ------


ASSETS:                          Investments in securities-See Statement of Investments            $287,881,054   $298,547,695
                                 Cash.......................................                                         3,954,587
                                 Interest receivable........................                                         5,458,212
                                 Receivable for investment securities sold..                                         2,037,500
                                 Prepaid expenses...........................                                             5,952
                                                                                                                       -------
                                                                                                                     310,003,946
                                                                                                                       -------
LIABILITIES:                     Due to The Dreyfus Corporation and affiliates                                         214,693
                                 Due to Distributor.........................                                             3,070
                                 Accrued expenses and other liabilities.....                                            96,347
                                                                                                                       -------
                                                                                                                       314,110
                                                                                                                       -------
NET ASSETS..................................................................                                      $309,689,836
                                                                                                                       =======
REPRESENTED BY:                  Paid-in capital............................                                      $297,153,410
                                 Accumulated net realized gain (loss) on investments                                 1,869,785
                                 Accumulated net unrealized appreciation (depreciation)
                                 .......................        on investments-Note 3                               10,666,641
                                                                                                                       -------
NET ASSETS..................................................................                                      $309,689,836
                                                                                                                       =======
SHARES OUTSTANDING
(100 MILLION SHARES OF $ .01 PAR VALUE COMMON STOCK AUTHORIZED).............                                        15,748,943
NET ASSET VALUE, offering and redemption price per share....................                                            $19.66
                                                                                                                       =======



SEE NOTES TO FINANCIAL STATEMENTS.



GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF OPERATIONS                                                                YEAR ENDED OCTOBER 31, 1996
INVESTMENT INCOME



INCOME                           Interest Income............................                                       $19,048,105
EXPENSES:                        Management fee-Note 2(a)...................                   $  1,891,456
                                 Shareholder servicing costs-Note 2(b)......                        810,801
                                 Professional fees..........................                         48,874
                                 Directors' fees and expenses-Note 2(c).....                         34,767
                                 Custodian fees.............................                         34,480
                                 Prospectus and shareholders' reports-Note 2(b)                      22,242
                                 Registration fees..........................                          3,435
                                 Miscellaneous..............................                         18,886
                                                                                                     ------
                                     Total Expenses.........................                                         2,864,941
                                                                                                                        ------
INVESTMENT INCOME-NET.......................................................                                        16,183,164
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-Note 3:
                                 Net realized gain (loss) on investments....                   $  1,871,934
                                 Net unrealized appreciation (depreciation) on investments       (2,913,106)
                                                                                                     ------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS..........................                                        (1,041,172)
                                                                                                                        ------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS........................                                       $15,141,992
                                                                                                                        ======





SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
                                                                                      Year Ended                   Year Ended
                                                                                   October 31, 1996              October 31, 1995
                                                                                      ---------                      ---------

OPERATIONS:
  Investment income-net....................................................       $  16,183,164                  $  17,232,575
  Net realized gain (loss) on investments..................................           1,871,934                      2,243,540
  Net unrealized appreciation (depreciation) on investments................          (2,913,106)                    19,145,760
                                                                                        -------                        -------
      Net Increase (Decrease) in Net Assets Resulting from Operations......          15,141,992                     38,621,875
                                                                                        -------                        -------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income-net....................................................         (16,183,164)                   (17,232,575)
  Net realized gain on investments.........................................          (2,240,383)                    (1,910,351)
                                                                                        -------                        -------
      Total Dividends......................................................         (18,423,547)                   (19,142,926)
                                                                                        -------                        -------
CAPITAL STOCK TRANSACTIONS:
  Net proceeds from shares sold............................................         253,147,496                    230,231,287
  Dividends reinvested.....................................................          13,591,136                     14,084,296
  Cost of shares redeemed..................................................        (276,403,277)                  (249,154,107)
                                                                                        -------                        -------
      Increase (Decrease) in Net Assets from Capital Stock Transactions....          (9,664,645)                    (4,838,524)
                                                                                        -------                        -------
        Total Increase (Decrease) in Net Assets............................         (12,946,200)                    14,640,425
NET ASSETS:
  Beginning of Period......................................................         322,636,036                    307,995,611
                                                                                        -------                        -------
  End of Period............................................................        $309,689,836                   $322,636,036
                                                                                        =======                        =======
                                                                                        Shares                         Shares
                                                                                        -------                        -------
CAPITAL SHARE TRANSACTIONS:
  Shares sold..............................................................          12,869,050                     11,893,105
  Shares issued for dividends reinvested...................................             689,430                        735,731
  Shares redeemed..........................................................         (14,024,751)                   (12,857,380)
                                                                                        -------                        -------
      Net Increase (Decrease) in Shares Outstanding........................            (466,271)                      (228,544)
                                                                                        =======                        =======







SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
FINANCIAL HIGHLIGHTS
    Contained below is per share operating performance data for a share of Common Stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.




                                                                                Year Ended October 31,
                                                               ------------------------------------------------------------
PER SHARE DATA:                                                  1996        1995        1994        1993        1992
                                                                  ---         ---         ---         ---         ---


    Net asset value, beginning of period.........              $19.90      $18.73      $21.53      $19.55      $19.24
                                                                  ---         ---         ---         ---         ---
    Investment Operations:
    Investment income-net........................                1.01        1.06        1.14        1.17        1.24
    Net realized and unrealized gain (loss)
      on investments.............................                (.10)       1.29       (2.49)       2.24         .31
                                                                  ---         ---         ---         ---         ---
    Total from Investment Operations.............                 .91        2.35       (1.35)       3.41        1.55
                                                                  ---         ---         ---         ---         ---
    Distributions:
    Dividends from investment income-net.........               (1.01)      (1.06)      (1.15)      (1.16)      (1.24)
    Dividends from net realized gain on investments              (.14)       (.12)       (.30)       (.27)        .-
                                                                  ---         ---         ---         ---         ---
    Total Distributions..........................               (1.15)      (1.18)      (1.45)      (1.43)      (1.24)
                                                                  ---         ---         ---         ---         ---
    Net asset value, end of period...............              $19.66      $19.90      $18.73      $21.53      $19.55
                                                                  ===         ===         ===         ===         ===
TOTAL INVESTMENT RETURN..........................                4.68%      12.98%      (6.59%)     18.05%       8.23%
RATIOS/SUPPLEMENTAL DATA:
    Ratio of expenses to average net assets......                 .91%        .86%        .76%        .69%        .62%
    Ratio of net investment income
      to average net assets......................                5.12%       5.51%       5.62%       5.64%       6.32%
    Decrease reflected in above expense ratios
      due to undertakings by the Manager.........                  .-         .04%        .12%        .22%        .39%
    Portfolio Turnover Rate......................               80.30%      65.91%      24.56%      23.46%      43.20%
    Net Assets, end of period (000's Omitted)....            $309,690    $322,636    $307,996    $414,136    $284,383






SEE NOTES TO FINANCIAL STATEMENTS.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES:

    General New York Municipal Bond Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares, which are sold to the public without a sales load.

    The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

    (a) Portfolio valuation: The Fund's investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

    (b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

    The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.

     (c) Dividends to shareholders: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.

    (d) Federal income taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
NOTES TO FINANCIAL STATEMENTS (CONTINUED)

NOTE 2-MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    (a) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed 1 1\2% of the value of the Fund's average net assets, the Fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. There was no expense reimbursement for the period ended October 31, 1996.

    (b) Under the Service Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, the Fund (a) reimburses the Distributor for payments to certain Service Agents (a securities dealer, financial institution or other industry professional) for distributing the Fund's shares and servicing shareholder accounts ("Servicing") and (b) pays the Manager, Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, and any affiliate of either of them (collectively, "Dreyfus") for advertising and marketing relating to the Fund and for Servicing, at an aggregate annual rate of .20 of 1% of the value of the Fund's average daily net assets. Both the Distributor and Dreyfus may pay one or more Service Agents a fee in respect of the Fund's shares owned by shareholders with whom the Service Agent has a Servicing relationship or for whom the Service Agent is the dealer or holder of record. Both the Distributor and Dreyfus determine the amounts, if any, to be paid to Service Agents under the Plan and the basis on which such payments are made. The fees payable under the Plan are payable without regard to actual expenses incurred. The Plan also separately provides for the Fund to bear the costs of preparing, printing and distributing certain of the Fund's prospectuses and statements of additional information and costs associated with implementing and operating the Plan, not to exceed the greater of $100,000 or .005 of 1% of the value of the Fund's average daily net assets for any full fiscal year. During the period ended October 31, 1996, $640,402 was charged to the Fund pursuant to the Plan.

    Effective December 1, 1995, the Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $105,356 for the period ended October 31, 1996.

    (c) Each director who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $2,500 and an attendence fee of $500 per meeting. The Chairman of the Board receives an additional 25% of such compensation. NOTE 3-SECURITIES TRANSACTIONS:

    The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 1996, amounted to $244,809,709 and $266,487,186, respectively.

    At October 31, 1996, accumulated net unrealized appreciation on investments was $10,666,641, consisting of $11,046,706 gross unrealized appreciation and $380,065 gross unrealized depreciation.

    At October 31, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


GENERAL NEW YORK MUNICIPAL BOND FUND, INC. REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholders and Board of Directors General New York Municipal Bond Fund, Inc.

     We have audited the accompanying statement of assets and liabilities of General New York Municipal Bond Fund, Inc., including the statement of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of General New York Municipal Bond Fund, Inc. at October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                          [Ernst and Young LLP signature logo]

New York, New York
December 6, 1996

GENERAL NEW YORK MUNICIPAL BOND FUND, INC.
IMPORTANT TAX INFORMATION (UNAUDITED)

    In accordance with Federal tax law, the Fund hereby makes the following designations regarding its fiscal year ended October 31, 1996:

    - all the dividends paid from investment income-net are "exempt interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes), and

    - the Fund hereby designates $.0906 per share as a long-term capital gain distribution of the $.1355 per share paid on December 6, 1995.

    As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends (if any) and capital gain distributions (if any) paid for the 1996 calendar year on Form 1099-DIV which will be mailed by January 31, 1997.


[Dreyfus lion "d" logo]
GENERAL NEW YORK
MUNICIPAL BOND FUND, INC.
200 Park Avenue
New York, NY 10166
MANAGER
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166
CUSTODIAN
The Bank of New York
90 Washington Street
New York, NY 10286
TRANSFER AGENT & DIVIDEND DISBURSING AGENT
Dreyfus Transfer, Inc.
P.O. Box 9671
Providence, RI 02940

Printed in U.S.A.                           949AR9610
[Dreyfus logo]
General
New York
Municipal
Bond Fund, Inc.
Annual Report
October 31, 1996

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN GENERAL NEW YORK MUNICIPAL BOND FUND, INC. AND THE LEHMAN BROTHERS MUNICPAL BOND INDEX

EXHIBIT A:
                  LEHMAN                GENERAL
                 BROTHERS              NEW YORK
PERIOD          MUNICIPAL              MUNICIPAL
                BOND INDEX *           BOND FUND

10/31/86                 10,000         10,000
10/31/87                  9,917          9,968
10/31/88                 11,361         10,892
10/31/89                 12,282         11,414
10/31/90                 13,194         12,037
10/31/91                 14,799         13,822
10/31/92                 16,041         14,960
10/31/93                 18,300         17,661
10/31/94                 17,502         16,497
10/31/95                 20,100         18,639
10/31/96                 21,245         19,511

* Source:  Lehman Brothers